SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  December 8, 1995

                     PIEDMONT MANAGEMENT COMPANY INC.
---------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


        Delaware                    0-3578               13-2612123
---------------------------------------------------------------------------
(State or other jurisdiction      (Commission          (IRS Employer
    of incorporation)               File No.)        Identification No.)



  80 Maiden Lane, New York, New York                         10038
---------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (212) 363-4650
                                                     ----------------------


---------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On December 8, 1995, Registrant issued a press release. A copy of the press release is attached hereto as Exhibit 99.1, which exhibit is incorporated herein by reference.

Item 7(c).  Exhibits.

         Exhibit 99.1 -- Press Release of Piedmont Management Company Inc.


                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PIEDMONT MANAGEMENT COMPANY INC.


                                    By: /s/ Peter Palenzona
                                        ______________________
                                        Name: Peter Palenzona
                                        Title: Executive Vice President


December 8, 1995